UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2011

Avatar Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-07395	23-1739078
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

201 Alhambra Circle, Coral Gables, Florida		33134
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	1-305-442-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Avatar Holdings Inc. (the “Company”) held its annual meeting of stockholders on June 2, 2011. At the annual meeting, the Company’s stockholders approved the Company’s Amended and Restated 1997 Incentive and Capital Accumulation Plan (2011 Restatement) (the “2011 Restated Incentive Plan”) to increase the aggregate number of shares of Common Stock authorized by 700,000 (from 1,500,000 shares to 2,200,000 shares); require stockholder approval for the repricing of stock options; add provisions with respect to compliance with Section 409A of the Internal Revenue Code (the “Code”); permit the Compensation Committee of the Board of Directors to grant awards that comply with the performance-based exception under Section 162(m) of the Code for an additional five years; make the plan effective as of October 25, 2010; and extend the term of the plan until October 25, 2020. The foregoing summary description is qualified in its entirety by reference to the terms of the 2011 Restated Incentive Plan, which is included with this Report on Form 8-K as Exhibit 10.1, and incorporated herein by reference.

At the annual meeting, the Company’s stockholders also approved the Company’s Amended and Restated 2005 Executive Incentive Compensation Plan (2011 Restatement) (the “2011 Restated Executive Plan”), the purpose of which was to qualify awards granted under the 2011 Restated Executive Plan for the performance-based compensation exception to Section 162(m) of the Code. The 2011 Restated Executive Plan is included with this Report on Form 8-K as Exhibit 10.2, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting, the Company’s stockholders (1) re-elected each of the persons listed below to serve as a member of the board of directors of the Company until the next annual meeting of stockholders and until his or her successor shall be elected and shall qualify, or until his or her death, resignation or removal; (2) approved the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2011; (3) approved the 2011 Restated Incentive Plan; (4) approved the 2011 Restated Executive Plan; (5) adopted an advisory resolution approving the compensation of the Company’s named executive officers (“Say on Pay”); and (6) cast an advisory vote on the frequency of future stockholder advisory votes on Say on Pay.

Shares were voted as follows:

Proposal 1, Election of Directors

Name	For	Withheld	Broker Non-Votes
Allen J. Anderson	9,163,717	15,218	3,445,129
Paul D. Barnett	9,165,763	13,172	3,445,129
Jon M. Donnell	9,166,103	12,832	3,445,129
Milton Dresner	8,338,228	840,707	3,445,129
Roger W. Einiger	8,344,431	834,504	3,445,129
Reuben S. Leibowitz	9,164,731	14,204	3,445,129
Joshua L. Nash	9,165,108	13,827	3,445,129
Kenneth T. Rosen	8,337,660	841,275	3,445,129
Joel M. Simon	9,164,624	14,311	3,445,129
Beth A. Stewart	9,165,388	13,547	3,445,129

Proposal 2, Approval of the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for the Company for the fiscal year ending December 31, 2011

For	Against	Abstain	Broker Non-Votes
12,461,678	154,447	7,939	-0-

Proposal 3, Approval of the 2011 Restated Incentive Plan

For	Against	Abstain	Broker Non-Votes
5,833,228	3,322,233	23,474	3,445,129

Proposal 4, Approval of the 2011 Restated Executive Plan

For	Against	Abstain	Broker Non-Votes
8,910,036	242,335	26,564	3,445,129

Proposal 5, Advisory Vote on Say on Pay

For	Against	Abstain	Broker Non-Votes
7,516,598	1,636,233	26,104	3,445,129

Proposal 6, Advisory Vote on Frequency of Future Stockholder Votes on Say on Pay

Term	For	Abstain	Broker Non-Votes
3 Years	5,045,019	27,489	3,445,129
2 Years	17,059
1 Year	4,089,368

Stockholders voted for three years on the frequency of holding future advisory votes on executive compensation. It is the Company’s decision to include a stockholder vote on the compensation of executives (“Say on Pay”) every three years (in 2014 and in 2017) until the next required vote on the frequency of stockholder votes on Say on Pay, which vote is to be included in proxy materials for the Company’s annual meeting of stockholders to be held in 2017.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated 1997 Incentive and Capital Accumulation Plan (2011 Restatement)*

10.2	Amended and Restated 2005 Executive Incentive Compensation Plan (2011 Restatement)*

• Management contract or compensatory plan or arrangement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Holdings Inc.

June 7, 2011	By:	JUANITA I. KERRIGAN

Name: JUANITA I. KERRIGAN
Title: VICE PRESIDENT & SECRETARY

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated 1997 Incentive and Capital Accumulation Plan (2011 Restatement)
10.2	Amended and Restated 2005 Executive Incentive Compensation Plan (2011 Restatement)